SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the

                        Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): July 25, 1998

                                  CWMBS, INC.

                                  (Depositor)

    (Issuer in respect of Mortgage Pass-Through Certificates, Series 1998-4)

                (Exact name of registrant as specified in charter)

Delaware                      33-63714                      95-4449516
(State or other               (Commission File No.)         (I.R.S. Employer
    jurisdiction of                                         Identification No.)
    organization)



155 N. Lake Avenue, Pasadena, CA                            91110-7137
(Address of principal executive offices)                    (Zip Code)


Registrant's Telephone Number, including area code: (818)-304-4428

                                 Not Applicable
              (Former name, former address and former fiscal year,
                          if changed since last report)

Item 5.  Other Events

                                  CWMBS, INC.
                       Mortgage Pass-Through Certificates
                                 Series 1998-4

On July 25, 1998, The Bank of New York, as Trustee for CWMBS, INC., Mortgage Pass-Through Certificates Series 1998-4, made a monthly distribution to Certificate holders of principal and/or interest pursuant to the Pooling and Servicing Agreement, dated as of March 1, 1998, among CWMBS, INC. as Depositor, Countrywide Home Loans, Seller and Master Servicer and The Bank of New York, as Trustee.

Item 7.  Financial Statements and Exhibits

                    (c) Exhibits

Exhibit No.                               Description

99 Report to Holders of CWMBS, INC., Mortgage Pass-Through Certificates Series 1998-4 relating to the distribution date of July 25, 1998 prepared by The Bank of New York, as Trustee under the Pooling and Servicing Agreement dated as of March 1, 1998.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: July 25, 1998


                                  CWMBS, INC.


                          By: /s/ Kelly A. Sheahan
                              ------------------------------
                          Name:   Kelly A. Sheahan
                                  Assistant Treasurer
                                  The Bank of New York,
                                  as Trustee

                                 EXHIBIT INDEX



Exhibit


99                  Monthly Remittance Statement dated July 25, 1998